NYSE: SRT INVESTOR PRESENTATION FEB 2015 There’s a Brand Warrior Behind Everything We Do

NYSE: SRT Important Cautions Regarding Forward- Looking Statements 2 This presentation contains forward-looking statements, pursuant to the Safe Harbor provisions of the Federal Securities laws. These statements are subject to various risks and uncertainties and actual results may vary materially from these projections. STARTEK advises all recipients of these materials to review the 2013 Form 10-K, posted on their website, for a summary of these risks and uncertainties. STARTEK does not undertake the responsibility to update these projections. This presentation is copyright 2015 StarTek, Inc. All rights reserved.

NYSE: SRT Who We Are… • STARTEK is a 25+ year provider of comprehensive contact center and business process outsourcing (BPO) services • We are Brand Warriors – some of the world’s most prominent companies entrust us to uphold their reputation and safeguard their customers • Seven major industries served, including financial services, healthcare, technology, cable & media, telecom and retail • ~11,600 agents across the world provide services like customer care, receivables management and order processing 3 We are Brand Warriors!

NYSE: SRT We Address a Large & Growing BPO Market • We address a $64 billion BPO marketplace¹ • This market is projected to grow at a 6% CAGR through 2018¹ • BPO penetration is low but growing – only ~25% of companies outsource contact center services (up from 20%)² • BPO market has transformed from a labor arbitrage model to a focus on: • Value-added services • Customer experience • Omni-channel capabilities • These services align with our current capabilities 4 1)IDC, 2014. 2)IDC, May 2012. $61B $64B $68B $72B $77B $81B 2013 2014E 2015E 2016E 2017E 2018E Customer Care BPO Market Size¹

BPO Market Moving from Pure Labor Model to Multi-Channel Value Add Services

NYSE: SRT
STARTEK

~49% of BPO customers are no further than 3rd Gen buyers. To deliver higher value buyer expectations, engagements need to bring MORE expertise[1].

	49% of BPO buyers are here.			The opportunity.		
	1st Gen LATE 90'S "Pioneers"	2nd Gen EARLY 00'S "Offshore"	3rd Gen MID-00'S "Opex"	**4th Gen TODAY "Insight"**	5th Gen NEAR FUTURE "On-Demand"	6th Gen FUTURE "Community"
Deals	Pioneering mega deals	FTE-based focused on labor arbitrage	FTE-based with some innovation	**Based on business outcomes to clients**	Business outcome-based; tech components	Common & consistent in approach across clients
Platforms	Use client platform for 1:many	Client owns platform	Mostly client's own the platform	**Providers adding analytics tools**	Building standard platforms	Providers add collaboration & social media
Client Objective	Cost savings, transfer people & tech to providers	Global capacity	"Noiseless" delivery	**Industry depth, analytics, innovation**	Flexibility	Community

1) Accenture BPO research and STARTEK estimates.

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NYSE: SRT We Serve this Market with a Full Suite of Multi-Channel, High-Value Services 6 Voice: brand warriors handling all calls plus interactive voice response Back Office: complex order processing, receivables management and provisioning Online/Social CRM: social care and learning, hosted communities, online chat, email support, knowledge base Mobile: basic SMS/text, mobile web support, app support, integrated voice, text, web and social media support Optimization: lifecycle customer experience management, voice of the customer analysis, program and agent performance optimization

NYSE: SRT Moving Towards a More Diversified & Balanced Business Model 7 • Telecom • Cable & Media • Technology • Retail • Financial • Education • Healthcare (emerging) • Other 7 Major Verticals Served Improved Diversity New High-Growth Verticals 2013 Revenue Concentration Telco, 65% Cable & Media, 30% Other, 5% 2014 Revenue Concentration Telco, 62% Cable & Media, 28% Health care, 7% Other, 3% Healthcare Revenues Q4-13 Q4-14 Retail Revenues Q4-13 Q4-14 Financial & Education Clients Launched Just in the Last 12 Months

NYSE: SRT IT Transformation – STARTEK Connect 8 • STARTEK Connect is our cloud-based IT platform launching Q1-15 • Variable cost model and “capital light” • Delivers virtualized applications & hardware • Enhances speed to market (value beyond cost) • Eliminates transition points • Reduced cost per seat by 40% since 2011 • Further scale is expected to continue this cost reduction trend $219M $198M $231M $250M 13.9% 14.4% 12.5% 11.9% 2011 2012 2013 2014 IT Costs Will Continue Downward Trend Revenue Total IT as % Revenue

NYSE: SRT Healthy Footprint Built for Growth 9 16 Delivery Centers Across the U.S., Canada, Philippines and Honduras - ~11,600 seats Philippines • Angeles City • Iloilo • Makati • Ortigas Colorado • Denver (HQ) • Colorado Springs • Grand Junction • Greeley Honduras • San Pedro Sula • Tegucigalpa Ohio • Mansfield Oklahoma • Enid S. Carolina • Myrtle Beach Virginia • Lynchburg Ontario • Kingston Florida • Lutz North Dakota • Bismarck

NYSE: SRT Competitive Landscape 10 • The industry has undergone recent consolidation, with the larger players acquiring smaller firms • Highly fragmented industry – five largest companies represent <20% of the market • Unique STARTEK differentiators • Trusted sourcing enables client acquisition and retention • Focus on customer experience Competitive Landscape

NYSE: SRT Why Companies Choose Us – The STARTEK Advantage System 11 Trusted Partnership Optimized Performance Continuous Improvement Customized Solutions STARTEK’s Unique Culture STARTEK Operating Platform

NYSE: SRT Smart Seat Capacity Growth Multiple Avenues for Growth 12 Expand Capacity Healthcare Vertical • Expanding our markets to support geographic diversity, capacity and language requirements of our clients • Added 2,900 gross new seats in 2014 for $17 million (a mix of both CAPEX and OPEX) • Recently opened facilities in Myrtle Beach, Colorado Springs, Honduras and Iloilo, Philippines • $20 million of investment (CAPEX and OPEX) in 2015 to yield 2,500 additional seats Strategic Acquisitions Emerging Services 3,329 3,319 4,024 3,728 4,263 5,001 1,268 1,634 1,972 2012 2013 2014 Domestic Asia Pac Latin Am 8,325 9,215 10,996

Multiple Avenues for Growth

NYSE: SRT
STARTEK

Expand Capacity | **Emerging Services** | Healthcare Vertical | Strategic Acquisitions

- Leverage Ideal Dialogue to enhance customer experience and business analytics
- Receivables management
- Back office (non-voice)
- CCaaS (Contact Center as a Service)
- BPaaS (Business Process as a Service)
- Healthcare vertical
- *These services generate higher margins than our core/command higher multiples*



Emerging Services Revenue[1]
Up 75%
Up 43%
$11.7M
$20.6M
$43.4M
$62.3M
Q4-13
Q4-14
FY-13
FY-14
% of Revs
19%
32%
19%
25%

1) Emerging Services revenues include the Healthcare vertical, receivables management, IT, IDC and back office.

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NYSE: SRT Multiple Avenues for Growth 14 Healthcare Vertical Strategic Acquisitions Expand Capacity Emerging Services • Expanding regional focus to provide multiple solutions for our clients • Clinicians providing tele health services: • Post-discharge management • Emergency room triage • Remote patient monitoring • Serving the needs of providers, med device and pharma companies, as well as payers At 53%, healthcare BPO market is expected to outgrow all other verticals… $1B $3B $5B $7B $9B '12 '13 '14 '15 '16 '17 '18 Telco, 31% Retail, 29% Media, 27% Utilities, 27% Healthcare, 53% Education, 23%

NYSE: SRT Multiple Avenues for Growth 15 Strategic Acquisitions • With our turnaround complete, STARTEK will remain opportunistic with acquisitions in a fragmented industry due to: • Global operating platform • Scalable cloud-based IT platform • Strong leadership team • Target acquisition parameters  Alternative geographies  Incremental vertical exposure  Incremental and/or deeper service offerings Expand Capacity Emerging Services Healthcare Vertical Prior Acquisition Case Study • Acquired in 2013 • Dedicated to improving customer engagement through the academic study in the science of human communication • Unique offering presents cross-selling opportunities to current client base • Leveraging analytics capabilities of Ideal Dialogue as a foundation for STARTEK analytics solution

NYSE: SRT FINANCIAL HIGHLIGHTS

NYSE: SRT Key Stats Trading Data (@ Feb 20, 2015) Stock Price $7.93 52 Week Low/High $6.01/10.12 Avg. Daily Vol. (3 mo.) 8,226 Shares Outstanding 15.4M Public Float, est. 72% Institutional Holdings 54% Insider Holdings 20% Valuation Measures Market Cap $122.0M Enterprise Value $116.7M EV/Revenue (ttm) 0.5x EV/EBITDA (ttm) 10.2x Financial Highlights (@ Dec 31, 2014) Revenues (ttm) $250.1M Adj. EBITDA¹ (ttm) $11.5M Cash & Equivalents (mrq) $5.3M Total Assets (mrq) $93.8M Total Debt (mrq) $4.6M Total Liabilities (mrq) $39.1M Total Equity (mrq) $54.7M Source: Capital IQ and company data. 1)Please see appendix for use of non-GAAP information. 17

NYSE: SRT Turnaround Complete, Returning to Growth 18 $289.0M $265.4M $219.5M $198.1M $231.3M $250.1M 14.9% 16.3% 17.0% 15.0% 12.5% 12.6% 2009 2010 2011 2012 2013 2014 Revenue and SG&A % Adjusted Gross Margin 17.0% 10.4% 10.5% 11.6% 10.5% 14.7%¹ Embarked on strategy to close underperforming sites, improve utilization, control costs & diversify 1)2014 excludes 280 basis points for client start-up and capacity expansion expenses.

NYSE: SRT Domestic Asia Pacific Latin America Revenue & Gross Margin by Region 19 $157M $100M $121M $131M 2011 2012 2013 2014 $55M $80M $81M $86M 2011 2012 2013 2014 $8M $19M $29M $34M 2011 2012 2013 2014 Gross Margin 7.1% 7.4% 11.0% 9.9% Gross Margin 14.8% 20.7% 12.3% 17.7% Capacity investments muting revenue & margin growth near-term Operational efficiencies driving improved utilization Capacity improvements & labor efficiencies offset by ‘14 Costa Rica closure Gross Margin N/A N/A 3.6% 6.9%

NYSE: SRT Cash Flow Trends Also Continue to Improve 20 $23.8M $3.9M -$3.8M $7.9M $9.6M $11.5M 2009 2010 2011 2012 2013 2014 Adjusted EBITDA Adjusted EBITDA Margin 8.2% 1.5% N/A 4.0% 4.2% 4.6%

NYSE: SRT Balance Sheet Supports Growth 21 • $5.3M cash • $18.5M revolving credit facility (max availability of $20M) • $22.8M deferred net tax assets at Dec 31, 2014 (offset by full valuation allowance) Select Balance Sheet Items $ Millions Dec 31, 2014 Dec 31, 2013 Cash & equivalents $5.3 $11.0 Receivables 46.1 43.7 Total assets 93.8 89.7 Total debt 4.6 1.0 Total liabilities 39.1 31.5 Total stockholders’ equity 54.7 58.2

NYSE: SRT SRT Key Takeaways • Multi-channel value-add services. A fresh approach in the BPO industry should drive higher value engagements. • Strategic investments advancing scale. Capacity and improved IT platform supports future growth and profitability. • Improved diversity. Emerging BPO sectors command higher margins, support higher multiples. • Return to growth. Right-sized the organization with a focus on utilization and capacity has driven both top and bottom line growth. 22 $289 $265 $219 $198 $231 $250 $24 $4 ($4) $8 $10 $12 '09 '10 '11 '12 '13 '14 Revenue Adj. EBITDA¹ 1) See Appendix for a reconciliation of Adj. EBITDA.

NYSE: SRT 23 STARTEK 8200 E. Maplewood Ave, Suite 100 Greenwood Village, CO 80111 COMPANY CONTACT STARTEK Rosemary Hanratty VP of Marketing 303-262-4144 INVESTOR RELATIONS Liolios Group Cody Slach or Sean Mansouri 949-574-3860 Investor@STARTEK.com

NYSE: SRT APPENDIX

NYSE: SRT Non-GAAP Measures 25 This presentation may contain certain non-GAAP financial measures including Adjusted EBITDA. A reconciliation of this non-GAAP measure to its comparable GAAP measure is included in this presentation. This non-GAAP information should not be construed as an alternative to the reported results determined in accordance with GAAP. It is provided solely to assist in an investor’s understanding of these items on the comparability of the Company’s operations. The Company defines non-GAAP Adjusted EBITDA as net income (loss) plus income tax expense (benefit), interest expense (income), impairment losses and restructuring charges, depreciation and amortization expense, (gains) losses on disposal of assets and share-based compensation expense. Management uses Adjusted EBITDA as a performance measure to analyze the performance of our business. Management believes that excluding these non-cash and other non-recurring items helps investors and analysts assess the strength and performance of our ongoing operations. Management believes that the measures that exclude impairment losses and restructuring charges or other non-recurring items permit a more meaningful comparison and understanding of our operating performance for the current, past or future periods.

NYSE: SRT Adjusted EBITDA Reconciliation 26 $ in thousands 2009 2010 2011 2012 2013 2014 Net loss 4,649 (19,383) (26,462) (10,488) (6,406) (5,460) Income from discontinued operations (4,640) - - - - - Income tax (benefit) expense (751) 1,244 (126) 116 230 564 Interest expense (income), net 172 (56) (25) (8) 26 606 Impairment losses and restructuring charges, net 6,437 2,835 5,496 4,066 94 3,965 Depreciation and amortization expense 15,977 17,155 15,750 12,957 12,527 10,379 (Gains) losses on disposal of assets - - - - 1,549 (136) Share-based compensation expense 1,987 2,108 1,602 1,275 1,607 1,625 Adjusted EBITDA 23,831$ 3,903$ (3,765)$ 7,918$ 9,627$ 11,543$ Twelve Months Ended December 31,